Exhibit 99.1

FORTIVE ANNOUNCES PRELIMINARY EXPECTED FINANCIAL RESULTS FOR THE FISCAL THIRD QUARTER OF 2020

EVERETT, WA, October 5, 2020 – Fortive Corporation (“Fortive”) (NYSE: FTV) today announced that, based on preliminary financial information, the company currently expects total revenue for the fiscal third quarter of 2020 to increase by approximately 2.0% on a year-over-year basis, above the guidance provided on September 9, 2020. Total revenue for the segments is expected to be as follows:
•Professional Instrumentation total revenue is expected to increase by approximately 1.0%, versus previous guidance for a mid-single digit to low single digit year-over-year decline.
•Industrial Technologies total revenue is expected to increase by approximately 4.5%, versus previous guidance for a low single digit year-over-year increase or better.
With this revenue performance, Fortive also anticipates positive year-over-year growth in operating profit and in adjusted operating profit for the total company, and for both segments, in the third quarter 2020.
ABOUT FORTIVE
Fortive is a diversified industrial growth company comprised of Professional Instrumentation and Industrial Technologies businesses that are recognized leaders in attractive markets. Fortive’s well-known brands hold leading positions in field solutions, product realization, sensing technologies, transportation technologies, and franchise distribution. Fortive is headquartered in Everett, Washington and employs a team of more than 25,000 research and development, manufacturing, sales, distribution, service and administrative employees in more than 50 countries around the world. With a culture rooted in continuous improvement, the core of our company’s operating model is the Fortive Business System. For more information please visit: www.fortive.com.
PRELIMINARY FINANCIAL INFORMATION
Although the preliminary revenue and operating profit estimates presented above have been prepared in good faith on a consistent basis with prior periods, these preliminary estimates are based solely upon information available to management as of the date of this press release. Fortive has not completed its financial closing procedures for the three months ended September 25, 2020, and its actual results could vary materially from these preliminary estimates. In addition, Fortive’s independent registered public accounting firm has not audited or reviewed this information or completed its review procedures for the fiscal quarter ended September 25, 2020 and does not express an opinion or any other form of assurance with respect to these preliminary estimates. During the course of the preparation of Fortive’s consolidated financial statements and related notes as of and for the three months ended September 25, 2020, Fortive and its auditors may identify items that would require Fortive to make material adjustments to the preliminary estimates presented above. As a result, investors should exercise caution in relying on this information and should not draw any inferences from this information regarding financial or operating data not provided. This preliminary revenue estimate should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. In addition, these preliminary estimates are not necessarily indicative of the results to be achieved in any future period. Investors are cautioned not to place undue reliance on such preliminary estimates. Investors should read Fortive’s unaudited consolidated financial statements for the three months ended September 25, 2020 once they become available.
FORWARD-LOOKING STATEMENTS
Statements in this release that are not strictly historical, including the statements regarding Fortive’s anticipated financial performance for the three months ended September 25, 2020 and any other statements regarding events or developments that we believe or anticipate will or may occur in the future are “forward-looking” statements within the meaning of the federal securities laws. There are a number of important risks and uncertainties that could cause actual results to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These risks and uncertainties include, among other things, the duration and impact of the COVID-19 pandemic, deterioration of or instability in the economy, the markets we serve, international trade policies and the financial markets, trade relations with China, the phase out of the London Interbank Offered Rate, contractions or lower growth rates and cyclicality of markets we serve, competition, changes in industry standards and governmental regulations, our ability to successfully identify, consummate, integrate and realize the anticipated value of appropriate acquisitions and successfully complete divestitures and other dispositions, our ability to develop and successfully market new products, software, and services and expand into new markets, the potential for improper conduct by our employees, agents or business partners, impact of divestitures, contingent liabilities relating to acquisitions and divestitures, impact of changes to tax laws, our compliance with applicable laws and regulations and changes in applicable laws and regulations, risks relating to international economic, political, legal, compliance and business factors, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, the impact of our debt obligations on our operations, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, our ability to adequately protect our intellectual property rights, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, our relationships with and the performance of our channel partners, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, security breaches or other disruptions of our information technology systems, adverse effects of restructuring activities, impact of changes to U.S. GAAP, labor matters, and disruptions relating to man-made and natural disasters. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Reports on Form 10-Q for the quarters ended March 27, 2020 and June 26, 2020. These forward-looking statements speak only as of the date of this release, and, unless legally required, Fortive does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.
NON-GAAP FINANCIAL MEASURE
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this release also references “adjusted operating profit”, which is a non-GAAP financial measure. Adjusted operating profit is derived from GAAP operating profit by excluding the effect of deferred revenue and inventory fair value adjustments related to significant acquisitions, excluding acquisition and other transaction costs deemed significant, and excluding amortization of acquisition-related intangible assets. Management believes that adjusted operating profit provides useful information to investors by reflecting additional ways of viewing aspects of our operations that, when considered with the corresponding GAAP measure, helps our investors to understand the long-term profitability trends of our business, and facilitates comparisons of our profitability to prior and future periods and to our peers. The adjusted operating profit measure should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP operating profit measure, and may not be comparable to similarly titled measures reported by other companies.

UPCOMING EVENT
Vontier Corporation (NYSE: VNT WI) (“Vontier”) will webcast on the “Investors” section of Vontier’s website, www.vontier.com, and on the “Investors” section of Fortive’s website, www.fortive.com, a virtual investor conference at 10:00 a.m., ET on Monday, October 5, 2020, during which Vontier management may discuss results for the three month period ended September 25, 2020. An investor can also access the investor conference by dialing 866-316-1367 a few minutes before 10:00 a.m. ET and notifying the operator that the investor is dialing in for Vontier’s investor conference (access code 8589322). A replay of the investor conference will be available shortly after the conclusion of the call and accessible on the "Investors" section of Vontier’s website, www.vontier.com, and on the “Investors” section of Fortive’s website at www.fortive.com.
CONTACT
Griffin Whitney
Vice President, Investor Relations
Fortive Corporation
6920 Seaway Boulevard
Everett, WA 98203
Telephone: (425) 446-5000

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